UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 5, 2012

Clarion Partners Property Trust Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 333-164777	No. 27-1242815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue New York, New York	10169
(Address of Principal Executive offices)	(Zip Code)

(212) 808-3600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On November 5, 2012, Clarion Partners Property Trust Inc. (the “Company”) entered into an expense support agreement (the “Expense Support Agreement”) by and between the Company and Clarion Partners, LLC, the Company’s sponsor (“Clarion Partners”). Pursuant to the terms of the Expense Support Agreement, commencing with the partial quarter ending December 31, 2012 and on a quarterly basis thereafter, Clarion Partners may, in its sole discretion, reimburse the Company for, or pay on behalf of the Company, all or a portion of the Company’s Total Operating Expenses and Organizational and Offering Expenses (“Expense Payments”) for any calendar quarters in which the Expense Sharing Agreement is in effect. For the purposes of the Expense Support Agreement, “Total Operating Expenses” and “Organizational and Offering Expenses” are defined to have the meaning ascribed to such terms in the Second Amended and Restated Advisory Agreement, dated as of May 6, 2011, by and among the Company, CPT Advisors LLC, the Company’s advisor (the “Advisor”), and CPT Real Estate LP, the Company’s operating partnership (the “Operating Partnership”). The Advisor is a wholly owned subsidiary of Clarion Partners.

Pursuant to the Expense Support Agreement, from and after such time as the Company has raised  $350,000,000 in aggregate gross proceeds from its continuous public offering of shares of its common stock (the “Offering”), the Company shall reimburse Clarion Partners for any Expense Payments on a quarterly basis in an amount not to exceed $250,000 per quarter until all Expense Payments have been reimbursed; provided that Clarion Partners may waive the right to receive reimbursements for any Expense Payments.

The Expense Support Agreement is effective until December 31, 2012 and will be automatically renewed on a quarterly basis thereafter, unless terminated pursuant to its terms. The Company or Clarion Partners may terminate the Expense Support Agreement at any time, without penalty, upon 30 days’ notice. If Clarion Partners terminates the Expense Support Agreement, the Company will have no obligation to make any Reimbursement Payments for any period not already due as of the termination date. If the Company terminates the Expense Support Agreement, within 30 days after such termination, the Company must reimburse Clarion Partners for all Expense Payments which have not been previously reimbursed by the Company. At the discretion of the Company, such reimbursement may be in the form of cash, other immediately available funds, a non-interest bearing promissory note with equal monthly principal payments over a term of no more than five years, or any combination thereof.

The description of the Expense Support Agreement set forth above is qualified in its entirety by reference to the Expense Support Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

None.

(b)  Pro Forma Financial Information.

None.

(d)  Exhibits

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clarion Partners Property Trust Inc.

Date: November 9, 2012	By:	/s/ L. Michael O’Connor
L. Michael O’Connor
Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.

10.1	Expense Support Agreement, dated and effective as of November 5, 2012, by and between the Company and Clarion Partners, LLC